TABLE OF CONTENTS
----------------

Objective, Strategies and Risks of the
     Wasatch Global Technology Fund . . . . . . . . . . . . . . . . . . . . .  2
Fees and Expenses of the Wasatch Global Technology Fund . . . . . . . . . . .  4
More about the Wasatch Global Technology Fund . . . . . . . . . . . . . . . .  5
Principal Risks of Investing. . . . . . . . . . . . . . . . . . . . . . . . .  7
Management of Wasatch Funds . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Management Fees and Expense Limitations. . . . . . . . . . . . . . . . . 11
     Co-Managers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Research Team. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Additional Service Providers . . . . . . . . . . . . . . . . . . . . . . 13
Shareholder's Guide . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     To Open a New Account. . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Individual Retirement Accounts . . . . . . . . . . . . . . . . . . . . . 15
     To Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Automatic Investment Plan (AIP). . . . . . . . . . . . . . . . . . . . . 17
     To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     To Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Signature Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     How Fund Shares are Priced . . . . . . . . . . . . . . . . . . . . . . . 23
Shareholder Services and Account Policies . . . . . . . . . . . . . . . . . . 23
     Online Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Shareholder Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Account Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Telephone Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Registration Changes . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Address Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Dividends, Capital Gain Distributions and Taxes . . . . . . . . . . . . . . . 25
Guide to Understanding Fund Performance . . . . . . . . . . . . . . . . . . . 27
Glossary of Investing Terms . . . . . . . . . . . . . . . . . . . . . . . . . 28
Other Important Information . . . . . . . . . . . . . . . . . . . . . . . . . 31


Not part of the Prospectus

                              WASATCH FUNDS, INC.

                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700

--------------------------------------------------------------------------------

                         WASATCH GLOBAL TECHNOLOGY FUND


                               DECEMBER 18, 2000


     This prospectus is designed to provide you with important information about the Wasatch Global Technology Fund, a no-load mutual fund offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     To aid your understanding we have provided a "Glossary of Investing Terms" that can be found on page 28 of this prospectus. Words that are italicized within the text of the prospectus are defined in the glossary.









As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.


                                                                    Prospectus 1

WASATCH GLOBAL TECHNOLOGY FUND

OBJECTIVE

     Long term growth of capital.

STRATEGY

     Invest in domestic and foreign technology companies.

     Under normal market conditions, the Fund will invest primarily in the common stocks of technology companies based in at least three countries including the United States.

     We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

     Typically, the Fund will invest a significant portion of its assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.

     Wasatch analysts will use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

     The Fund may invest in other securities including preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings (IPOs).


PRINCIPAL RISKS

     The main risk to you as a shareholder is that it is possible to lose money by investing in the Fund.

     Market Risk. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

     Foreign Securities. Investing in the stocks of foreign companies involves risks not associated with investments in U.S. companies. These may include currency fluctuation and conversion costs, local withholding and other taxes, different financial reporting practices and regulatory standards, higher trading costs, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

     Emerging Securities Markets. The Fund may also invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

     Small Companies. Although the Fund may invest in companies of any size, we expect a significant percentage of the Fund's assets to be invested in small companies. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.

     Early Stage Companies. The Fund may invest in companies that are in the early stages of development. These companies are subject to the risks listed above for small companies. In addition, early stage companies may be more risky because they may not be currently profitable. There is no guarantee that they

2 Prospectus
will become profitable or will be able to obtain necessary financing. They may rely on largely untested business plans. They may not be successful in developing markets for their products and services.

     Technology Companies. Although the Fund does not limit its investments to specific industries, its focus on technology means that companies in which it invests will often react similarly to certain market or economic pressures.

     In general, the technology sector tends to be extremely competitive. Rapid new developments could cause a company's products or services to fall out of favor or become obsolete in a short period of time.

     Many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. Some companies may have relatively short product cycles and many products may not become commercially successful.

     The Fund may also invest in medical technology companies. These companies are subject to many of the same risks as other technology companies. In addition, they may be subject to government regulations and may rely on governments for reimbursement or approval of products and services.

     Initial Public Offerings (IPOs). Investing in IPOs involves a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs may have limited operating histories and their prospects for future profitability may be uncertain. Prices of IPOs may be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

     Non-Diversification. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.


WHO SHOULD INVEST

     The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with global investments in technology companies.


PERFORMANCE

     Ordinarily, this section of a prospectus contains information that would allow you to evaluate the Fund's performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns compared to a relevant benchmark. However, the Wasatch Global Technology Fund is newly formed and has no history that can be used by investors to evaluate performance.

                                                                    Prospectus 3

FEES AND EXPENSES OF THE WASATCH GLOBAL TECHNOLOGY FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                     None
Maximum Deferred Sales Charge (Load)                                 None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and other Distributions                               None
Redemption Fee (on shares held less than two months)                 2.00%
Wire Redemption Fee                                               $7.50 each
Annual IRA Maintenance Fee(1)                                 $12.50 per account
IRA Distribution Fee(2)                                           $15.00 each
Exchange Fee                                                         None
Maximum Account Fee                                                  None

(1) Wasatch Funds IRAs of $10,000 or more are exempt. Fee is capped at $25.00 per Social Security Number, per account type.


(2) Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from the Fund's assets)

MANAGEMENT FEES                                                      1.50%
DISTRIBUTION (12B-1) FEES                                            None
OTHER EXPENSES(1)                                                    0.88%
TOTAL ANNUAL FUND OPERATING EXPENSES(1)                              2.38%


(1) Other Expenses and Total Annual Fund Operating Expenses are based on estimated Fund expenses for its first fiscal year before any reimbursements by the Advisor. The Advisor has voluntarily agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least September 30, 2001. See "Management Fees and Expense Limitations" on page
    11. Taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses for the Fund are estimated to be 1.07% and 1.95%, respectively.


EXAMPLE
-------

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR                   3 YEARS
                                     --------                 ---------
Global Technology Fund                 $241                     $742


The above example does not reflect any voluntary reimbursements by the Advisor.



4 Prospectus

MORE ABOUT THE WASATCH GLOBAL TECHNOLOGY FUND

     More information about the investment objective, principal investment strategies and principal risks of the Wasatch Global Technology Fund is provided below. The Fund's principal investment strategies are those that we believe are most likely to be important in trying to achieve the Fund's investment objective. You should note that the Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.


INVESTMENT PROCESS

     Stocks for the Wasatch Global Technology Fund are recommended by an experienced in-house research team. The Fund's Co-Managers ensure that investments are compatible with the Fund's investment objective and strategies.

     The Wasatch Research Team uses a "bottom-up" process of fundamental securities analysis. This means the team seeks to identify individual companies with outstanding investment potential.

     The research process includes pre-screening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite company visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.


CASH POSITION

     If the research team is unable to locate attractive investment opportunities, or when we consider market conditions to be unfavorable for profitable investing, the Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments. In other words, the Fund does not always stay fully invested in stocks. As a temporary defensive position, the Fund may invest up to 100% of its assets in cash or money market instruments.

     When the Fund increases its position in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. The Fund may not achieve its investment objective when invested in cash.


PORTFOLIO TURNOVER

     The Fund generally intends to purchase securities for long term investment rather than short term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the Co-Managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

     To a lesser extent, the Fund may purchase securities in anticipation of relatively short term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.


WASATCH GLOBAL TECHNOLOGY FUND

Co-Managers: Ajay Krishnan, CFA and Karey Barker, CFA


INVESTMENT OBJECTIVE

     The investment objective of the Wasatch Global Technology Fund is long term growth of capital.


                                                                    Prospectus 5

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:

-- Invest at least 65% of the Fund's total assets in the equity securities of technology companies based in at least three countries including the United States. We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

-- Typically invest a significant portion of the Fund's assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.

-- Use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

-- Invest in other securities which may include preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings.


BUYING STOCKS

     We have defined two broad categories that we believe are critical to identifying technology companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that provide products or services related to science or technology.


IN SEEKING COMPANIES THAT POSSESS VALUABLE INTELLECTUAL PROPERTY, WE LOOK FOR:

-- Companies that have developed, invented or otherwise own or control patented, proprietary or leading technologies.

-- Technology that we believe has feasible applications with significant economic potential.

-- Superior management that we believe will be able to capitalize on the technology's potential value.

--   Management that has a substantial ownership interest in the company.

-- Stocks that we believe are rationally priced based on our assessment of the technology's future prospects.


IN SEEKING COMPANIES THAT PROVIDE PRODUCTS OR SERVICES RELATED TO SCIENCE OR TECHNOLOGY, WE LOOK FOR:

-- Companies that are applying new technologies or using technology to gain a competitive advantage.

-- Companies that, in our opinion, have outstanding growth potential and can increase sales and earnings significantly faster than average companies.

-- Companies that are market leaders or potential market leaders in their industries.

-- Superior management that we believe will be successful in applying science or technology to gain a competitive advantage.

--   Management that has a substantial ownership interest in the company.

-- Superior financial characteristics and controls including high return on capital, strong cash flow and low use of debt.

-- Stocks that we believe are rationally priced based on our assessment of current sales, earnings and growth rates.


6 Prospectus

SELLING STOCKS

WE ARE LIKELY TO SELL A STOCK WHEN:

--   the rationale we used to buy the stock is no longer valid

--   the stock becomes overpriced

--   we believe another stock has better investment potential


OTHER INVESTMENT STRATEGIES

     The Fund may borrow from banks for various purposes including buying securities. Borrowing to buy securities is known as leveraging. The Fund does not expect borrowings to exceed 10% of net assets.

     To a limited extent, the Fund's equity investments may include illiquid securities such as private placements and derivatives such as options, futures and forwards. The Fund's derivative instruments may be used for hedging purposes or for non-hedging purposes such as seeking to enhance return.

     To a limited degree, the Fund may engage in short sales of securities.

     The risks of these investments and strategies are discussed in the following section and in the SAI.


PRINCIPAL RISKS OF INVESTING

     The following discussion is intended to help you better understand the risks associated with the Wasatch Global Technology Fund's principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's net asset value and its total return. Please read this section carefully.


RISKS OF FOREIGN SECURITIES

     The Fund's global focus means it will invest in the stocks of companies based outside the United States. Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies.

     Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

     Currency Risk. The U.S. dollar value of the Fund's assets may be affected by foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency may change the U.S. dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

     Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

     Regulatory Risk. Foreign companies that are not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.


                                                                    Prospectus 7

     Foreign Tax Risk. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.


EMERGING SECURITIES MARKETS

     The Fund may also invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.


MARKET RISK

     The Wasatch Global Technology Fund invests in common stocks. Stock prices may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain stocks such as growth or value stocks, or only a particular company, industry, or sector of the market.


COMPANY RISK

     The Fund invests in individual stocks. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investors' perceptions regarding a company.


SMALL COMPANIES

     The Wasatch Global Technology Fund may invest in the common stocks of small companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.

     The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by the Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

     Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500R Index.


EARLY STAGE COMPANIES

     The Fund may invest in companies that are in the early stages of


8 Prospectus
development. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.


RISKS OF GROWTH STOCKS

     The Fund invests in "growth stocks." These "growth stocks" typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assessment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.


HIGH GROWTH COMPANIES

     The Fund may invest a significant portion of its assets in the stocks of high growth companies. We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.


TECHNOLOGY COMPANIES

     Although the Fund does not limit its investments to specific industries or sectors, its focus on technology means that companies in which it invests will often react similarly to certain market or economic pressures. Investments may include companies in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

     In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

     The Fund's investments in medical technology companies are subject to many of the same risks as other technology companies. In addition, certain companies, such as pharmaceutical, biotechnology and medical device companies, rely on government agencies such as the Food & Drug Administration (FDA) for approval of their products and services before they can be brought to market.

     The financial success of certain medical products and services may depend on approval for reimbursement from government programs such as Medicare. In addition, many medical technology companies are subject to government regulations. The rise of managed health


                                                                    Prospectus 9
care has resulted in increased price pressure throughout the industry. Many products and services of medical technology companies may become rapidly obsolete due to technological and scientific advances.


INITIAL PUBLIC OFFERINGS (IPOS)

     The Fund's investments may include common stocks purchased in Initial Public Offerings (IPOs). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.


NON-DIVERSIFICATION RISK

     The Wasatch Gobal Technology Fund is a non-diversified fund which means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.


RISKS OF OTHER INVESTMENT STRATEGIES

LEVERAGING

     Borrowing to purchase securities is known as leveraging. The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell securities it would normally keep in order to make interest payments.


ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its position in these securities.

     The Fund also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller U.S. companies, convertible securities, foreign securities and emerging markets securities. The Fund may experience a loss if it is unable to sell a security at a time and price that would be most beneficial.


DERIVATIVES

     To a limited extent, the Fund may use derivatives such as futures and options to hedge against certain risks like adverse movements in securities prices. The Fund may also use derivatives for


10 Prospectus
non-hedging purposes such as seeking to enhance returns.

     The goal of using derivatives will be to benefit the Fund. However, using derivatives could hurt the Fund's performance if the Advisor incorrectly judges such factors as the direction of securities prices. Risks associated with using derivatives are described in the SAI.


CURRENCY HEDGING

     The Fund may also use a variety of currency hedging techniques, including forward currency exchange contracts, to manage currency risk.

     The goal of using these techniques will be to benefit the Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates.


SHORT SALES

     To a limited extent, the Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all the Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund's returns or increase volatility.


MANAGEMENT OF WASATCH FUNDS

     The investment advisor (Advisor) for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of October 31, 2000, the Advisor had approximately $1.8 billion in assets under management.

     The Advisor is responsible for investing the Wasatch Global Technology Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund's business affairs.


MANAGEMENT FEES AND EXPENSE LIMITATIONS

     The Fund has agreed to pay the Advisor a monthly management fee computed on average daily net assets of the Fund at the annual rate of 1.50%. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds can be found in the SAI.

     The Advisor has voluntarily agreed to limit the total expenses of the Fund at least through September 30, 2001, to 1.95% of average net assets computed on a daily basis. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these voluntary limitations on expenses any time after September 30, 2001.


     CO-MANAGERS Ajay Krishnan, CFA, is Co-Manager of the Wasatch Global Technology and Ultra Growth Funds. Mr. Krishnan


                                                                   Prospectus 11
joined the Wasatch Research Team as a securities analyst in 1994. He is a Chartered Financial Analyst and holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in mathematics from Bombay University.

     Karey Barker, CFA, is a Director of Wasatch Advisors and is Co-Manager of the Wasatch Global Technology Fund. In addition, she is Lead Manager of the Wasatch Ultra Growth Fund. Ms. Barker joined the Wasatch Research Team as a securities analyst in 1989. She is a Chartered Financial Analyst and holds a Bachelor of Arts degree in French and a Bachelor of Science degree in finance from the University of Utah.


RESEARCH TEAM

Prior to 1995 the Wasatch Equity Funds were managed by the Wasatch
Research Team, a team of analysts. In 1995 the team approach was modified and Lead or Co-Managers were named for each of Wasatch's Equity Funds. Currently, the Wasatch Research Team consists of four Lead Managers, three Co-Managers, and eight securities analysts. The Lead and Co-Managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's primary investment objective and strategies. The Wasatch Research Team is responsible for analyzing securities and making investment recommendations.

     Samuel S. Stewart, Jr., PhD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of the Advisor since 1975. Dr. Stewart is Lead Manager of the Wasatch Core Growth Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. He earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. Since 1975, Dr. Stewart has also served as a professor of finance at the University of Utah.

     Jeff Cardon, CFA, is Vice President and Director of Wasatch Funds and President and Director of the Advisor. He is Lead Manager of the Wasatch Small Cap Growth Fund. Mr. Cardon joined the Wasatch Research Team as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.

     Robert Gardiner, CFA, is a Director of the Advisor and Lead Manager of the Wasatch Micro Cap Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Gardiner joined the Wasatch Research Team as a securities analyst in 1987. He is a Chartered Financial Analyst. Mr. Gardiner is a graduate of the University of Utah where he earned a Bachelor of Arts degree in physics with a minor in French and a Bachelor of Science degree in mathematics with a minor in chemistry.

     Jim Larkins, MBA, is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Larkins joined the Wasatch Research Team as a securities analyst in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University. JB Taylor is Co-Manager of the Wasatch Core Growth Fund. Mr. Taylor joined the Wasatch Research Team as a securities analyst in 1996. Prior to joining Wasatch, Mr. Taylor was a full time student. He holds a Bachelor of Science degree in industrial engineering from Stanford University.


12 Prospectus

ADDITIONAL SERVICE PROVIDERS

ADMINISTRATOR
     Sunstone Financial Group, Inc.
     803 West Michigan Street, Suite A
     Milwaukee, WI 53233-2301

TRANSFER AGENT
     Sunstone Financial Group, Inc.
     803 West Michigan Street, Suite A
     Milwaukee, WI 53233-2301

CUSTODIAN
     UMB Bank, n.a.
     1010 Grand Boulevard
     Kansas City, MO 64106-2008

LEGAL COUNSEL
     Michael J. Radmer
     Dorsey & Whitney LLP
     220 South Sixth Street
     Minneapolis, MN 55402-1498

INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     100 East Wisconsin Ave., Suite 1900
     Milwaukee, WI 53202-4107


                                                                   Prospectus 13

INVESTMENT MINIMUMS


LOWER MINIMUM TO OPEN A NEW ACCOUNT GOOD THROUGH MARCH 31, 2001 ........    $500
     Subsequent Automatic Investments
        Monthly ........................................................    $ 50
        Quarterly ......................................................    $100
Automatic Investment Plan (minimum good through March 31, 2001) ........    $500
     Subsequent Investments ............................................    $100
Individual Retirement Account (minimum good through March 31, 2001) ....    $500



SHAREHOLDER'S GUIDE

     This section provides information about how to invest in the Fund and the different types of accounts and services available through Wasatch Funds.


TO REACH WASATCH FUNDS BY PHONE

     If you have any questions about Wasatch Funds, the prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1 (800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.


TO REACH WASATCH FUNDS ONLINE

     We offer a number of services on our web site at www.wasatchfunds.com. From any computer with Internet access you can:

--   Download a current prospectus, new account application and other documents.

-- Open certain types of new accounts and make online transactions. For more information see "Online Transactions" on page 24.

-- Review current account information, check the past year's account history and make address changes or corrections when you fill out the appropriate online form and submit it electronically to Wasatch Funds.

-- Sign up to receive quarterly statements, confirmations, annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form.

--   Review the Fund's daily Net Asset Value (NAV) and performance.

-- Check the Fund's Top 10 Holdings as of the most recent calendar quarter end.

--   E-mail us your questions and comments.


TO OPEN A NEW ACCOUNT

--   Read the prospectus carefully.

--   Complete and sign the new account application included with the prospectus.

--   See chart above for investment minimums.

-- Be sure to provide your Social Security or Taxpayer Identification Number on the new account application.

-- New account applications are also available directly from Wasatch Funds by calling a Shareholder Services Representative at 1 (800) 551-1700 or by visiting our web site at www.wasatchfunds.com.

-- Certain types of new accounts may be opened online. For more information see "To Purchase Shares Online" on page 17.

--   New accounts are subject to acceptance by Wasatch Funds.

     Make your check payable to Wasatch Funds and send it along with your completed application to:

Wasatch Funds
P. O. Box 2172
Milwaukee, WI 53201-2172


14 Prospectus

     To send your check and application by express or certified mail:

Wasatch Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301


OPENING NEW ACCOUNTS BY WIRE

     Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.


TYPES OF ACCOUNT OWNERSHIP

     By completing a new account application you can establish one of three types of accounts:

     Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts are owned by two or more people and are JTWROS (Joint Tenants with Right of Survivorship) unless otherwise specified.

     Gift to Minor. This is a custodial account managed for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the new account application.

     Corporation, Partnership, Trust or Other Entity. You must provide the name of the entity and the Taxpayer Identification Number. The new account application must be signed by an authorized officer of the corporation or other entity or a trustee. To open a corporate account, a corporate resolution must be provided with the application. Certain account privileges require additional documentation. Please call a Shareholder Services Representative at 1 (800) 551-1700 for more information. Accounts for corporations, partnerships, trusts or other entities may not be opened online.


INDIVIDUAL RETIREMENT ACCOUNTS

     If you are eligible, you may set up your Wasatch Funds account under a tax-sheltered retirement plan. To request a Wasatch Funds IRA Information Kit and application, please call 1 (800) 551-1700 or write to:

Wasatch Funds
P. O. Box 2172
Milwaukee, WI 53201-2172


     Through March 31, 2001, the Fund's minimum initial investment for an IRA is $500. There is no charge to set up an IRA account, but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per Social Security Number, per account type.


     IRA accounts may not be opened online. However, additions to existing IRA accounts may be made online.

     The following is a short description of common types of IRA accounts offered by Wasatch Funds. Please refer to the Disclosure Statement and Custodial Agreement found in the IRA Information Kit for more detailed information on these retirement plans.

     Traditional IRA. Anyone under age 70 1/2 who earns compensation can contribute to a traditional IRA. You can also fund an IRA for your non-wage earning spouse. The key benefits:

-- Depending on your income and whether you participate in a company retirement plan, all or part of your contribution may be tax-deductible.

-- Taxes on your earnings and on any deductible contributions aren't imposed until you begin making withdrawals. That gives your earnings the potential to grow faster than in taxable accounts.

-- Current tax law has also made it easier to withdraw from a traditional IRA without paying penalties, especially for first-time home purchases and expenses for higher education.

-- Roth IRA. Roth IRAs are different from traditional IRAs in several important ways:

--   Contributions are not tax deductible.

--   Earnings on amounts held in the


                                                                   Prospectus 15
     account can be withdrawn tax-free if the assets remain in the IRA for at least five years and the IRA holder is at least 59 1/2 , or meets other conditions, at the time of the withdrawal.

--   Contributions can be withdrawn anytime without tax or penalty.

     Roth IRAs are also available for non-wage earning spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose income exceeds specific limits.

     SIMPLE IRA. Individuals may establish SIMPLE IRAs through a qualifying employer.

     Section 403(b)(7) Plan. This plan is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.

     Please call a Shareholder Services Representative at 1 (800) 551-1700 to ask about other retirement plans.


TO PURCHASE SHARES

     The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.

--   Purchase requests should be sent to:
     Wasatch Funds
     P. O. Box 2172
     Milwaukee, WI 53201-2172

-- Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the Transfer Agent.

-- Checks must be made payable to Wasatch Funds and must meet minimum purchase requirements (see Investment Minimums on page 14).

--   There are no sales charges to purchase shares.

-- Purchases must be made in U. S. dollars and checks must be drawn on U. S. banks.

-- You may add to established Wasatch Funds accounts by making investments of $100 or more.

-- Cash, credit cards, third party checks and credit card checks will not be accepted.

-- See "Returned Check/Insufficient Funds Policy" on page 25 for Wasatch Funds' policy regarding checks or electronic transfers returned unpaid.

--   Wasatch Funds reserves the right to reject any specific purchase request.

-- Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH), corporate accounts and broker-dealers who have been previously approved by Wasatch Funds.

-- If a purchase is made by check, and a redemption is requested shortly thereafter, payment may be delayed for up to seven business days to ensure that the check has cleared.

-- Shares should be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.

-- Keep in mind that redeeming shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 20.

-- Selling or exchanging shares is considered a taxable event by the Internal Revenue Service. When you make these transactions you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor for information about possible tax consequences prior to making one of these transactions. When you hold mutual fund shares any dividends or distributions you receive are taxable. Please see "Taxes" on page 26 for more information about the taxation of dividends and distributions.


16 Prospectus

IMPORTANT!

     Wasatch Funds is required to withhold and remit to the U. S. Treasury 31% of dividend payments, capital gain distributions and redemption proceeds for any account on which the owner provides an incorrect Taxpayer Identification Number. Applications without a Taxpayer Identification Number will not be accepted and will be returned along with the purchase check.


TO PURCHASE ADDITIONAL SHARES BY MAIL

     Send your remittance to one of the addresses listed previously. Include the detachable form from your most recent statement. If you do not have the form, include a note stating the name of the account and the account number.

TO PURCHASE SHARES ONLINE

     You can purchase shares online at our web site at www.wasatchfunds.com.

--   Online purchases must meet the minimum investment requirements.

--   You may add to existing accounts in amounts of $100 or more.

-- To open a new account online, please download a current prospectus and read it carefully before you invest.

-- Complete the appropriate online application and submit it electronically to Wasatch Funds.

-- When the Transfer Agent receives your online application, the amount you would like to invest will be withdrawn from your bank. You will receive a reference number for your transaction when you submit your application. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account" on page 14 and "How Fund Shares are Priced" on page 23.)

-- The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.

-- See "Returned Check/Insufficient Funds Policy" on page 25 for the Funds' policy regarding electronic transfers returned unpaid.

-- Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.

-- Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.


TO PURCHASE SHARES BY BANK-WIRE

     You can purchase shares by wiring money from your bank account to your Wasatch Funds account.

Wiring Instructions:
     UMB Bank, n.a.
     A.B.A. Number 101000695
     For credit to Wasatch Funds
     Account Number 987-060-9800
     For further credit to:
     (shareholder account number)
     (name or account registration)
     (Social Security or Tax Identification Number)
     (identify which Fund to purchase)

To establish a new account by bank-wire please contact a Shareholder Services Representative at 1 (800) 551-1700 for instructions.


AUTOMATIC INVESTMENT PLAN (AIP)

-- You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.



                                                                   Prospectus 17

-- You may elect to have your automatic investments made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.

-- You can begin investing automatically in an established Fund account by completing and returning an Automatic Investment Plan application, available from Wasatch Funds.

-- It takes 15 business days after the receipt of your application for the plan to begin.

--   Send an unsigned, voided check or deposit slip along with your application.

--   Your financial institution must be a member of the Automated Clearing
     House.

-- The bank or financial institution you designate can then begin debiting a preauthorized amount from your account on a specified date that will be used to purchase shares for your Fund account.

-- No service fee is currently charged by Wasatch Funds for participating in the AIP.

-- A $20 service fee will be imposed if your automatic investment withdrawal is returned unpaid for any reason.

-- If you redeem an account with an AIP to a zero balance, the plan will be discontinued.


PURCHASING SHARES THROUGH OTHER INSTITUTIONS

-- You may buy or sell shares of the Fund through an investment professional, including a broker who may charge you a transaction fee for this service.

-- If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply.

-- Certain features offered by Wasatch Funds, such as the minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.

-- Once you have established an account through an investment professional, any subsequent transactions for, or questions about, that account must be made through your investment professional.

-- The Advisor or the Fund may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Advisor or the Fund may compensate such firms in amounts based on assets of customers invested in the Fund.


TO EXCHANGE SHARES

-- Shares of the Fund may be exchanged for shares of any other Wasatch Fund or the Northern U.S. Government Money Market Fund ("Money Market Fund") on any day the New York Stock Exchange (the "Exchange") is open for business.

-- Before authorizing any investment in shares of other Wasatch Funds or the Money Market Fund you must obtain a copy of the Wasatch Funds prospectus or the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read the prospectus carefully before investing.

-- Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds.

-- You may open a new account or purchase additional shares by making an exchange from an existing Fund account.

--   New accounts opened by exchange will have the same registration as


18 Prospectus
     existing accounts and are subject to the minimum initial investment requirements.

--   Additional exchanges may be made for $500 or more.

-- Keep in mind that exchanging shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 20.

-- The price of shares being exchanged or purchased will be determined the next time the NAV is calculated after the Transfer Agent has received your exchange request in good order. For more information see "How Fund Shares are Priced" on page 23.

--   Exchanges can be made by calling a Shareholder Services Representative at 1
     (800) 551-1700 (if you have telephone privileges).

--   Exchanges can also be made online at our web site www.wasatchfunds.com.

-- Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.


WRITTEN EXCHANGE REQUESTS

--   See "Instructions for Written Requests" on page 22.


TELEPHONE EXCHANGE REQUESTS

-- Call 1 (800) 551-1700 to exchange shares (if you have telephone privileges).

-- Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.

--   Wasatch Funds does not accept exchange requests made via FAX.

-- It may be difficult to reach Wasatch Funds during periods of unusual market activity. If you are unable to contact the Funds by telephone, you may also exchange shares by mail, overnight express delivery or online at our web site www.wasatchfunds.com.


EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U. S. GOVERNMENT MONEY MARKET FUND

-- You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.

-- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U. S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.

-- Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.

-- There is a redemption fee for exchanging Wasatch Funds shares held less than two months. For more information see "Redemption Fee" on page 20.

-- You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account.

-- To utilize this option please call Wasatch Funds at 1 (800) 551-1700 for an application form.

--   There is no fee for this service.

-- Any changes to the automatic exchange must be made 10 business days prior to the transaction.

-- Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days the Funds calculate the NAV, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. For more information see "How Fund Shares are Priced" on page 23.

--   You will begin accruing income from the Money Market Fund the day


                                                                   Prospectus 19
     following the exchange.

-- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.


OTHER INFORMATION ABOUT EXCHANGES

-- You may make four exchanges out of each Fund during a calendar year (excluding automatic monthly exchanges).

-- Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.

-- Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
     Wasatch Funds, P. O. Box 2172, Milwaukee, WI 53201-2172.

-- Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial advisor before deciding to make an exchange.

-- Additional documentation and signature guarantees may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact Wasatch Funds for more information.


TO REDEEM SHARES

--   You may request that Wasatch Funds redeem all or a portion of your shares.

-- The share price of your transaction will be determined the next time the NAV is calculated after the Transfer Agent has received your request in good order. For more information see "How Fund Shares are Priced" on page 23.

--   Redemption requests should be sent to:

     Wasatch Funds
     P. O. Box 2172
     Milwaukee, WI 53201-2172

-- Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the Transfer Agent.

-- Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call Wasatch Funds at 1 (800) 551-1700 for additional information.

-- If the account is worth less than the amount requested, the entire value of the account will be redeemed.

-- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of a redemption.

--   Wasatch Funds reserves the right to redeem in kind.

-- Redeeming shares is considered a taxable event by the Internal Revenue Service. When you redeem shares you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor prior to redeeming shares.


REDEMPTION FEE

-- Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months.

-- This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.

-- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.


20 Prospectus

-- The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

--   401(k) plans are exempt from the redemption fee.


WRITTEN REDEMPTION REQUESTS

--   See "Instructions for Written Requests" on page 22.

-- A signature guarantee is required for redemptions over $50,000. See "How to Obtain a Signature Guarantee" on page 23.


TELEPHONE REDEMPTION REQUESTS

-- You may redeem shares in your account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (if you have telephone privileges).

-- Accounts are automatically eligible for the telephone redemption option, unless you specify otherwise.

-- Redemption requests for over $50,000 must be made in writing. (A signature guarantee is required.)

--   Wasatch Funds does not accept redemption requests made via FAX.

-- Reaching Wasatch Funds by telephone during periods of unusual market activity may be difficult. If this is the case, you may redeem shares by mail, overnight express delivery or online.


ONLINE REDEMPTION REQUESTS

-- You may redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000 online at www.wasatchfunds.com.


SYSTEMATIC WITHDRAWAL PLAN

-- You may arrange to make monthly, quarterly or annual redemptions of $50 or more.

-- Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.

-- You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

-- A Systematic Withdrawal Plan application is available from Wasatch Funds by calling 1 (800) 551-1700.

-- Any changes made to your distribution information must be made in writing and signed by each account holder.

--   There is no charge to shareholders for using this plan.

-- You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.

-- Wasatch Funds may terminate or modify the plan after 60 days' written notice to shareholders.

-- Changes in banking information require a signature guaranteed letter of instruction.


PLEASE NOTE!

     Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the plan exceeds the dividends credited to your account.


PAYMENT OF REDEMPTION PROCEEDS

-- Payment will be mailed within seven days after the Transfer Agent receives your request in good order.

-- Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.

-- There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.


-- Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months. 401(k) plans are exempt from the redemption fee. For more information see "Redemption Fee" on page 20.


                                                                   Prospectus 21

-- Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.


SUSPENSION OF REDEMPTIONS

-- The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason.

-- The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission (SEC), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by the rules and regulations of the SEC, exists making it impracticable for Wasatch Funds to dispose of portfolio securities or fairly determine the Net Asset Value.


INSTRUCTIONS FOR WRITTEN REQUESTS

--   You can redeem or exchange shares by writing to Wasatch Funds.

--   Your request should be sent to:

     Wasatch Funds
     P. O. Box 2172
     Milwaukee, WI 53201-2172

--   Please include:

     Your name

     The Fund(s) name

     Your account number(s)
     The dollar amount or number of shares to be redeemed or exchanged Your daytime telephone number Signature(s) of all registered account owners. Be sure to sign your request exactly as your account is registered.

     Signature guarantee, if required.


SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

-- Individual or Joint Owner. Written instructions must be signed by each shareholder exactly as the names appear on the account registration.

-- Gift to Minor. Written instructions must be signed by the Custodian exactly as the name appears on the account registration.

-- Corporation, Partnership, Trust or Other Entity. Written instructions must be signed by the person(s) authorized to act on the account. Additional documentation may be required. Call 1 (800) 551-1700 for information.

-- Individual Retirement Accounts. Written instructions must be signed by the account owner. Please see the Wasatch Funds IRA Information Kit for more detailed information, or call a Shareholder Services Representative at 1
     (800) 551-1700.


SIGNATURE GUARANTEE

     A signature guarantee assures that a signature is genuine. It is intended to protect shareholders and Wasatch Funds against fraudulent transactions by unauthorized persons.

     Signature guarantees are required by Wasatch Funds in the following cases:

--   To change your designated bank account or bank address.

--   To request a redemption in excess of $50,000 (must be made in writing).

-- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).

-- Requests for redemption proceeds to be mailed to an address other than the address of record.

-- Certain transactions on accounts involving executors, administrators, trustees or guardians.

--   Redemptions made within 30 days of an address change.


22 Prospectus

--   To change the registered account holders.

--   To add telephone privileges.

     Wasatch Funds reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. For more information about signature guarantees, please call 1 (800) 551-1700.


HOW TO OBTAIN A SIGNATURE GUARANTEE

     You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.

     A signature guarantee may not be provided by a notary public.


HOW FUND SHARES ARE PRICED

-- The Fund's share price changes daily, so the price of your shares will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.

-- A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of the Fund's shares outstanding.

-- The NAV is calculated each day the Exchange is open for trading. The NAV is determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.

-- Shares of the Fund will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

-- Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market.

-- Securities for which there were no transactions are valued at the closing bid price.

-- The Fund may hold portfolio securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

-- Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor.

-- Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

-- Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

WASATCH FUNDS AUTOMATED TELERESPONSE SERVICE

--   Call 1 (800) 551-1700 and follow the instructions.

--   Available 24 hours a day.


                                                                   Prospectus 23

ONLINE TRANSACTIONS

     The following transactions can be made online at Wasatch Funds' web site at www.wasatchfunds.com, by filling out the appropriate online form and submitting it electronically to Wasatch Funds:

-- Add to your existing account in amounts of $100 or more. (Also see "To Purchase Shares Online" on page 17.)

-- Exchange shares from one Wasatch Funds account into another in amounts of $500 or more. Exchange shares to open a new account. (Also see "To Exchange Shares" on page 18.)

-- Redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000. (Also see "To Redeem Shares" on page 20.)

     The following accounts may be opened online and are eligible for online transactions: individual, joint and Uniform Gift to Minor (UGMA) or Uniform Transfer to Minor (UTMA).

-- When the Transfer Agent receives your new account application electronically, the amount you would like to invest will be drawn from your bank. You will receive a reference number for your transaction when you submit your application. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account" on page 14 and "How Fund Shares are Priced" on page 23.)

-- Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.

-- Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligble for online transactions.


SHAREHOLDER REPORTS

     Reports are mailed twice a year. You may elect to receive annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form on Wasatch Funds' web site at www.wasatchfunds.com.

     Annual reports are dated September 30th, which is the close of Wasatch Funds' fiscal year. The annual report contains important information about the Fund, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and help keep shareholders up-to-date on the Fund's performance and portfolio holdings. Financial statements in the semi-annual report are unaudited.

     To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling Wasatch Funds at 1 (800) 551-1700 or you may download them from our web site at www.wasatchfunds.com.


ACCOUNT STATEMENTS

     Account statements will be mailed quarterly. You may elect to receive quarterly statements via e-mail by filling out the online consent form on the Funds' web site at www.wasatchfunds.com. Wasatch Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly. Information regarding the tax status of income dividends and capital gain distributions will be mailed to shareholders on or before January 31st. Account tax information will also be sent to the Internal Revenue Service.


24 Prospectus

INVOLUNTARY REDEMPTION

     Wasatch Funds reserves the right to redeem shares held in any account if the Net Asset Value of the shares falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations.

     Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.


TELEPHONE PROCEDURES

     You may initiate transactions by telephone. Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.

     Wasatch Funds and its agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.

     During periods of substantial economic or market change, it may be difficult to contact Wasatch Funds by telephone. If you are unable to contact the Funds by telephone, please consider sending written instructions.


TEMPORARY SUSPENSION OF SERVICES

     Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.


RETURNED CHECK/INSUFFICIENT FUNDS POLICY

     Wasatch Funds reserves the right to cancel a purchase if a check or electronic transfer does not clear your bank. The Funds will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.


REGISTRATION CHANGES

     To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a signature guarantee are required. For more information, call 1 (800) 551-1700.


ADDRESS CHANGES

     To change the address on your account, call 1 (800) 551-1700, visit our web site at www.wasatchfunds.com or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.


DIVIDENDS

     Dividends from stocks and interest


                                                                   Prospectus 25
earned from other investments are the Fund's main sources of ordinary income. Substantially all of the Fund's income, less expenses, is distributed at least annually as dividends to shareholders.


CAPITAL GAINS

     When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividends and capital gain distributions from a Fund are automatically applied to purchase additional shares of the Fund at the Net Asset Value per share on the payable date unless you have made a request in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a record date on or after the date the Transfer Agent receives notice of the election.


TAXES

     Dividends paid from the Fund's net investment income and net short term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.

     Distributions paid from the Fund's long term capital gains and designated as capital gain distributions generally are taxable as long term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objective and strategies, its distributions will consist primarily of capital gains.

     Dividends or capital gain distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share Net Asset Value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short term and is taxed at the same rates as ordinary income.

     Wasatch Funds is required to withhold and remit to the U. S. Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.

     The Fund may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.


WHEN YOU WILL RECEIVE TAX INFORMATION

     After the end of each calendar year, you will be sent information on redemptions, dividends and long term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long term capital gains.


26 Prospectus

GUIDE TO UNDERSTANDING FUND PERFORMANCE

     As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Fund's performance.

     Performance quotations represent a Fund's past performance and are not indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

     Cumulative Total Return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.

     Average Annual Total Return reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

     Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

     Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

     Dow Jones Industrial Average ("The Dow") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. Funds that invest in the stocks of small and mid-size companies may perform differently than the Dow.

     Nasdaq Composite Index keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in large technology stocks often reflect the performance of the Nasdaq.

     PSE Technology Index.R The PSE Technology 100 is a price-weighted, broad-based index comprised of 100


                                                                   Prospectus 27
listed and over-the-counter stocks from 15 industries (including computer hardware and software development, semi-conductors, networking, communications, and data storage and processing). The PSE is a leading market indicator used by mutual fund rating services, analysts, asset managers and private investors to gauge the performance of the technology sector of the U.S. equity market.

     Russell 2000 Index represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This Index is a popular measure of the performance of small company stocks.

     Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

     S&P 500R Index. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.


GLOSSARY OF INVESTING TERMS

     This glossary provides definitions of terms as they pertain to investments made by the Fund. It also provides more detailed descriptions of some of the types of securities and other instruments in which the Fund may invest to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this prospectus or in the SAI.

     Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

     Commercial Paper is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

     Common Stock represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

     Convertible Securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Depositary Receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or


28 Prospectus

European Depositary Receipts) and broker-dealers (depositary shares.)

     Derivatives are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.

     Earnings Growth is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long-term, earnings growth is an important factor in stock price appreciation.

     Eurodollars are U. S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars -- that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

     Fixed Income Securities are securities that pay a specified rate of return. The term generally includes short and long term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

     Forward Contract is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract -- as opposed to an options contract, where the owner has the choice of completing or not completing -- a forward contract can be a cover for the sale of a futures contract.

     Futures Contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange, using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before settlement date, which may happen if a trader waits to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

     Hedge/Hedging are techniques used to offset investment risk. Some hedging strategies used by the Fund may include futures contracts, put and call options, forward contracts and short selling. More information about the risks of using these techniques are included in the "Principal Risks of Investing" on page 7 of the prospectus and in the SAI.

     Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

     Leveraging is the practice of borrowing to purchase securities. The Global Technology Fund may borrow from banks for this purpose.

     Liquidity means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.

     Market Capitalization is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.

     Money Market Instruments are short term debt instruments such as negotiable certificates of deposit (CDs),


                                                                   Prospectus 29

Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.

     Options. In general, an option is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the money. There are two types of options commonly used by investors. A call option gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A put option is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. Put option buyers speculate that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.

     Preferred Stock generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.

     Price-to-Earnings Ratio (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.

     Repurchase Agreements involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.

     Short selling involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price. The Fund's ability to make short sales is limited. For more information regarding the risks of short selling please see "Principal Risks of Investing" on page 7 of the prospectus or refer to the SAI.

     Selling short against the box is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).

     U. S. Treasury Securities are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and have a maturity of one year or less. Longer-dated Treasury securities are issued with interest paid semi-annually to holders. Notes are generally issued in maturities of 10 years and shorter, and bonds are currently issued with a maturity of 30 years.


30 Prospectus

     Warrants are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.


OTHER IMPORTANT INFORMATION

     The following documents contain important information about Wasatch Funds and are available free of charge.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI supplements the information provided in this prospectus. It has been filed with the Securities and Exchange Commission (SEC). The SAI is legally part of this prospectus and is incorporated into it by reference.


ANNUAL/SEMI-ANNUAL REPORTS

     Additional information about the Fund's investments will be available in Wasatch Funds' next semi-annual report dated March 31, 2001 and annual report dated September 30, 2001.

     The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during Wasatch Funds' last fiscal year.

     To request a free copy of the Fund's SAI or, when they become available, the Fund's annual or semi-annual reports, or to obtain other information please call a Shareholder Services Representative at:

1 (800) 551-1700
Monday - Friday 7:00 a.m. to
7:00 p.m. Central Time

or you can write to:

Wasatch Funds
P. O. Box 2172
Milwaukee, WI 53201-2172

     The SAI and other information is available from Wasatch Funds via e-mail or on our web site at www.wasatchfunds.com.

     You can go to the SEC's web site (http://www.sec.gov) to view reports and other information that Wasatch Funds has filed electronically with the SEC. Copies of this information may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or by electronic request at the following e-mail address: publicinfo@sec.gov.

     Call the Commission at (202) 942-8090 for information.


QUESTIONS ABOUT THIS PROSPECTUS

     If you have any questions about information contained in this prospectus please call a Shareholder Services Representative at 1 (800) 551-1700. They are available to assist you from 7:00 a.m. to 7:00 p.m. Central Time. You can also e-mail your questions or comments via the Wasatch Funds web site at www.wasatchfunds.com.

Investment Company Act File Number: 811-4920


                                                                   Prospectus 31